Income Taxes (Details 1)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Summary of reconciliation of federal statutory income tax rate and effective income tax rate
Federal statutory income tax rate	15.00%	15.00%
State taxes net of federal benefit	5.00%	5.00%
Gross, Total	20.00%	20.00%
Change in valuation allowance on deferred tax asset	(20.00%)	(20.00%)
Effective income tax rate	0.00%	0.00%